UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                         March 13, 2008 (March 13, 2008)
                                  ____________

                         DIALYSIS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

           Florida                     0-8527               59-1757642
(State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)             File Number)         Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code: (410) 694-0500

                                 _____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

     On March 13, 2008, Dialysis Corporation of America issued a press release announcing its financial results for the year ended December 31, 2007. A copy of the March 13, 2008 press release is attached as an exhibit to this Current Report, and is incorporated herein by reference.

     The information furnished pursuant to this Item 2.02, including the Exhibit (99)(i), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

     As previously announced in its press release on February 29, 2008, Dialysis Corporation of America will be hosting a conference call in conjunction with the press release of its financial results attached as the exhibit to this current report. The conference call will be held on Friday, March 14, 2008 at 10:00 a.m. EDT. The call is accessible either by dialing
(800) 750-4984 (enter passcode 5178437), or by simulcast on the internet at http://www.vcall.com/IC/CEPage.asp?ID=126643. A copy of this current report on Form 8-K and the attached press release announcing the financial results for fiscal 2007 will be available through the company's website, www.dialysiscorporation.com, under the "Investor Relations - DCA SEC Filings" tabs. A replay of the conference call will be available on the company's website and at http://www.vcall.com/IC/CEPage.asp?ID=126643 for a period of thirty days following the conference call.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         (99) Additional Exhibits

              (i) Press Release dated March 13, 2008


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By______________________________
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                            Officer

Dated:  March 13, 2008

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                             EXHIBIT INDEX

Exhibit No.
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  (99)(i)   Press Release dated March 13, 2008